                                                                Exhibit 10.3(b)

                   FIRST AMENDMENT TO PAYLESS CASHWAYS, INC.
                   CORPORATE MANAGEMENT INCENTIVE COMPENSATION PROGRAM
                   ---------------------------------------------------


     FIRST AMENDMENT (the "First Amendment") to the Payless Cashways, Inc. Corporate Management Incentive Compensation Program (the "Program) dated December, 1991.

     WHEREAS, Payless Cashways, Inc. (the "Company") established the Program for the purpose of compensating individuals in accordance with their skills and responsibilities and to reward superior performance; and

     WHEREAS, the Company desires to amend: (1) the section entitled "INCENTIVE AWARD DETERMINATION" to allow the awards to be based upon achievement of specified EBITDA levels, as opposed to EBITD levels currently set forth in the Program; and (2) to amend the annual incentive percentage of salary for salary grades E16 and E17 under the section entitled "PAYLESS CASHWAYS, INC. CORPORATE MANAGEMENT INCENTIVE AWARD SCHEDULE";

     NOW, THEREFORE, the Program is amended as follows:

1. The section entitled "INCENTIVE AWARD DETERMINATION" is hereby amended, effective November 27, 1994, by deleting the section in its entirety and substituting the following section therefor:

     "INCENTIVE AWARD DETERMINATION"
      -----------------------------

     The incentive award under the Corporate component will be earned based upon achievement of specified EBITDA levels, as established by the Compensation Committee of the Board of Directors. The award schedule will be as follows:

                        % of                            % of Target
                  EBITDA Attained                     Incentive Paid
                  ---------------                     --------------

                        90%                                 50%
                        91%                                 55%
                        92%                                 60%
                        93%                                 65%
                        94%                                 70%
                        95%                                 75%
                        96%                                 80%
                        97%                                 85%
                        98%                                 90%
                        99%                                 95%
                       100%                                100%
                       101%                                105%
                       102%                                110%
                       103%                                115%
                       104%                                120%
                       105%                                125%
                       106%                                130%
                       107%                                135%
                       108%                                140%
                       109%                                145%
                       110% and above                      150%

2. Under the section entitled "PAYLESS CASHWAYS, INC. CORPORATE MANAGEMENT INCENTIVE AWARD SCHEDULE", the annual incentive percentage of salary for salary grades E16 and E17 will be amended, as follows:


                              Annual Incentive
      Salary Grade               % of Salary               Effective Date
      ------------            ----------------             --------------

          E16                       45%                    November 27, 1994
          E17                       50%                    November 28, 1993

     IN WITNESS WHEREOF, the Company has caused this Instrument to be executed by its duly authorized officers on this 2nd day of February, 1995.


                                           PAYLESS CASHWAYS, INC.



                                       By:   /s/ E. J. Holland, Jr.
                                           ------------------------
                                           E. J. Holland, Jr.
                                           Senior Vice President-
                                           Human Resources



ATTEST:


   /s/ Linda J. French
- --------------------------
Linda J. French, Secretary